================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ________________

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 30, 2008


                       Network-1 Security Solutions, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                   1-14896                     11-3027591
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)             File Number)              Identification No.)


              445 Park Avenue, Suite 1028, New York, New York 10022
--------------------------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code: (212) 829-5700


                                       N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 8.01   OTHER EVENTS

     On June 30, 2008, Network-1 Security Solutions, Inc. issued a press release announcing a new Special Licensing Program pertaining to its Remote Power Patent.

ITEM 9.01   FINANCIAL STATEMENTS ARE EXHIBITS

Exhibit Number          Description
--------------          -----------

99.1                    Press Release, dated June 30, 2008

                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                   NETWORK-1 SECURITY SOLUTIONS, INC.



Dated:  June 30, 2008              By: /s/ Corey M. Horowitz
                                       ------------------------------------
                                       Name:  Corey M. Horowitz
                                       Title: Chairman & Chief Executive Officer



















                                        3